Exhibit (g)(5)

APPENDIX "A"

TO

CUSTODIAN AGREEMENT

BETWEEN

each of the following Investment Companies and Citibank, N.A.

Dated as of December 17, 2003

The following is a list of the Funds and their respective Portfolios for which the Custodian shall serve under a Custodian Agreement dated as of July 1, 2001

Fund	\\\\\\	Portfolio	\\\\\\	Effective as of
Colchester Street Trust		Tax-Exempt Portfolio		7/1/01

Fidelity Advisor Series II		Fidelity Advisor Municipal Income Fund		7/1/01

Fidelity California Municipal Trust		Spartan California Municipal Income Fund		7/1/01

Fidelity California Municipal Trust II		Fidelity California Municipal Money Market Fund		7/1/01
		Spartan California Municipal Money Market Fund		7/1/01

Fidelity Court Street Trust		Spartan Connecticut Municipal Income Fund		7/1/01
		Spartan Florida Municipal Income Fund		7/1/01
		Spartan New Jersey Municipal Income Fund		7/1/01

Fidelity Court Street Trust II		Fidelity Connecticut Municipal Money Market Fund		7/1/01
		Fidelity New Jersey Municipal Money Market Fund		7/1/01
		Spartan Florida Municipal Money Market Fund		7/1/01
		Spartan New Jersey Municipal Money Market Fund		7/1/01

Fidelity Fixed-Income Trust		Fidelity Inflation-Protected Bond Fund		6/23/02

Fidelity Financial Trust		Fidelity Convertible Securities Fund		7/1/01
		Fidelity Strategic Dividend & Income Fund (1)		12/21/03

Fidelity Devonshire Street Trust		Spartan Tax-Free Bond Fund		7/1/01
		Fidelity Structured Large Cap Growth Fund		10/22/01
		Fidelity Structured Large Cap Value Fund		10/22/01
		Fidelity Structured Mid Cap Growth Fund		10/22/01
		Fidelity Structured Mid Cap Value Fund		10/22/01

Fidelity Hastings Street Trust		Fidelity Fifty Fund		7/1/01

Fidelity Income Fund		Fidelity Ultra Short Bond Fund		8/25/02
		Fidelity Total Bond Fund		10/09/02

Fidelity Massachusetts Municipal Trust		Fidelity Massachusetts Municipal Money Market Fund		7/1/01
		Spartan Massachusetts Municipal Money Market Fund		7/1/01
		Spartan Massachusetts Municipal Income Fund		7/1/01

Fidelity Municipal Trust		Spartan Michigan Municipal Income Fund		7/1/01
		Spartan Minnesota Municipal Income Fund		7/1/01
		Spartan Municipal Income Fund		7/1/01
		Spartan Ohio Municipal Income Fund		7/1/01
		Spartan Pennsylvania Municipal Income Fund		7/1/01
		Spartan Short Intermediate Municipal Income Fund		7/1/01

Fidelity Municipal Trust II		Fidelity Michigan Municipal Money Market Fund		7/1/01
		Fidelity Ohio Municipal Money Market Fund		7/1/01
		Fidelity Pennsylvania Municipal Money Market Fund		7/1/01

Fidelity New York Municipal Trust		Spartan New York Municipal Income Fund		7/1/01

Fidelity New York Municipal Trust II		Fidelity New York Municipal Money Market Fund		7/1/01
		Spartan New York Municipal Money Market Fund		7/1/01

Fidelity Puritan Trust		Fidelity Value Discovery Fund		12/4/02

Fidelity Revere Street Trust		Fidelity Municipal Central Cash Fund		7/1/01

Fidelity School Street Trust		Spartan Intermediate Municipal Income Fund		7/1/01

Fidelity Securities Fund		Fidelity Blue Chip Growth Fund		7/1/01
		Fidelity Dividend Growth Fund		7/1/01
		Fidelity Real Estate Income Fund		2/1/03
Fidelity Union Street Trust		Spartan Arizona Municipal Income Fund		7/1/01
		Spartan Maryland Municipal Income Fund		7/1/01

Fidelity Union Street Trust II		Fidelity Municipal Money Market Fund		7/1/01
		Fidelity Arizona Municipal Money Market Fund		7/1/01
		Spartan Municipal Money Fund		7/1/01

Newbury Street Trust		Tax-Exempt Fund - Daily Money Class		7/1/01
		Tax-Exempt Fund - Capital Reserves Class		7/1/01
		Tax-Exempt Fund - Tax Free Money Market Fund		7/1/01

(1) The addition of Fidelity Financial Trust: Fidelity Strategic Dividend & Income Fund effective December 21, 2003.

IN WITNESS WHEREOF, each of the parties hereto has caused this Appendix to be executed in its name and behalf as of the day and year first set forth opposite each such Portfolio.

Each of the Investment Companies	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	CITIBANK, N.A.
Listed on this Appendix "A", on behalf
of each of their respective Portfolios

By: /s/John Costello Name: John Costello Title:Assistant Treasurer		By: /s/Patrick J. Walsh Name: Patrick J. Walsh Title: Managing Director